[Logo appears here]
                                                                        HATTERAS
                                                                          INCOME
                                                                     SECURITIES,
                                                                            INC.




                                                              Semi-Annual Report

                                                                 To Shareholders
                                                                   June 30, 1998

Dear Shareholder:

     We are pleased to present the semi-annual report for Hatteras Income Securities, Inc. (the "Company") for the six-month period ended June 30, 1998.


Investment Objective

     The Company is a closed-end investment company registered under the Investment Company Act of 1940, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek to provide high monthly income consistent with prudent investment risk.


Market Review and Performance Update*

     In early 1998, Federal Reserve Board ("Fed") policy makers were uncertain about whether the magnitude and timing of the weakness resulting from the economic situation in Asia was going to be sufficient to slow the strong domestic economy. More recently, the uncertainty seems to have shifted from the sustainability of strong growth in the face of the Asian crisis, to the extent of the slowdown in domestic growth despite signs that Asian policies are becoming more supportive. We expect that the Fed will remain patient, as uncertainty is high and inflation is low. Interest rates declined modestly during the second quarter of 1998, as the flight-to-quality trend in the U.S. Treasury market was supported by slower gross domestic product growth.

     The possibility of a domestic slowdown is rooted both in the Asian financial crisis and a domestic inventory correction. The Purchasing Managers Index, a commonly cited indicator of manufacturing activity, dropped below 50% in June for the first time in two years and averaged 51.3% for the second quarter, down from 53.5% in the first quarter. The key going forward will be if this slowdown in production will cool job creation and lead to a decline in income and spending. The Fed has expressed a desire to relieve some of the strain on tight labor markets, but this will require a sustained period of below-trend (2.5%) growth, not simply a soft second quarter. Job growth averaged 278,000 in the second quarter, up from 243,000 in the first quarter, and average hourly earnings are up 4.1% year-over-year. This strength, combined with modestly lower interest rates, continues to support the consumer sector. Further, new home sales and motor vehicle sales remain very strong. The consumer is showing no signs of taking a breather.

     The 30 year U.S. Treasury bond yield began the year at 5.92% and rose to as high as 6.08% before falling to a low of 5.63% at the end of June. In this relatively stable interest rate environment, the Company posted a positive total return of 4.10% for the period based on its net asset value ("NAV") which is in line with the 4.09% return for the Lipper Closed-end Investment Grade Bond Fund Average for the same period.**

     The Company's performance was driven by two primary factors during the period. The Company suffered from its heavy exposure to corporate bonds, as concerns over corporate earnings caused the performance of this sector to lag Treasuries. This was offset, however, by the company's maintaining a longer duration bias, a strategy that benefited from the decline in interest rates during the period.

     Of course, a better measure of the Company's success is performance over longer time horizons. Over the five-year period ended June 30, 1998, the Company delivered an average annual return of 7.68%, based on NAV, which compares well with the return of the Merrill Lynch Corporate Master Index of 7.74% and the Lipper Closed-end Investment Grade Bond Fund Average of 7.79% over the same period.**

     In June, the Board of Directors for the Company declared a dividend of $0.085 per share for shareholders of record on June 15, 1998. This is a reduction of $0.01 per share from the previous month's dividend and the first change in the dividend rate since October 1996. The reduced rate reflects the dramatic decline in interest rates over that time period. For example, the yield on the 10-year U.S. Treasury note declined from 6.64% to 5.45% from October 1996 to June 1998. Since the Company's dividend is impacted by the prevailing interest rate environment, the decline in interest rates has resulted in an adjustment of the monthly dividend. The Company's shares have an annualized yield of 6.97% based on the closing market value of $14.625 per share on June 30, 1998. This remains a very competitive yield on the portfolio compared to the Merrill Lynch Corporate Master Index at 6.41%, as of the same date.


Market Outlook

     Looking ahead, we believe that the fixed income market will continue to trade in a narrow range, caught between evidence that the economy is slowing and the fact that dramatically lower rates would be difficult to achieve with the Fed on hold and the yield curve already very flat. We will focus on seeking opportunities to add income to the portfolio and wait for a clearer picture to develop on the ultimate impact of the Asian economic slowdown.

     We thank you for your continued support.


Sincerely,




ROBERT H. GORDON
President
June 30, 1998


 * The past performance information quoted is not an indication of future results.

** The Merrill Lynch Corporate Master Index consists of fixed-rate, coupon bearing bonds with an outstanding par value greater than or equal to $25 million, a maturity range greater than or equal to one year and bond ratings of BBB/Baa3 and above. The Lipper Closed-end Investment Grade Bond Funds Universe includes 16 funds. Lipper Analytical Services, Inc. is an independent monitor of closed-end fund performance.

                       HATTERAS INCOME SECURITIES, INC.

                           PORTFOLIO OF INVESTMENTS
                           June 30, 1998 (unaudited)

                                                         Moody's         S&P
  Principal                                              Rating          Rating           Market
   Amount                                                (Unaudited)     (Unaudited)       Value
CORPORATE BONDS AND NOTES -- 60.8%
               BANKING AND FINANCE -- 11.8%
$ 500,000      Amsouth Bank of Alabama
               6.450% 02/01/18 .......................   A1              A-             $  514,602
  500,000      FCB/NB Capital Trust I
               8.050% 03/01/28 .......................   Baa3            BB+               524,455
  700,000      First Nationwide Escrow,
               10.625% 10/01/03** ....................   Ba3             N/R               773,500
  750,000      Great Western Financial
               8.206% 02/01/27 .......................   A3              BBB-              829,072
  500,000      Lehman Brothers Inc.
               11.625% 05/15/05 ......................   Baa1            A                 645,059
1,000,000      Security Pacific Corporation, Sub Note,
               11.000% 03/01/01 ......................   A1              A               1,118,184
  550,000      Union Planters Trust
               6.500% 03/15/18 .......................   Baa1            BBB               551,499
1,000,000      Western Financial Savings Bank, Sub.
               Deb., 8.500% 07/01/03 .................   B1              BB+               979,847
  500,000      Wilmington Trust
               6.625% 5/1/08 .........................   Baa2            A-                499,390
                                                                                        ----------
               Total Banking and Finance:                                                6,435,608
                                                                                        ----------
               CONTAINERS -- 1.5%
  750,000      BWAY Corporation, Sr. Note,
               10.250% 04/15/07 ......................   B2              B                 817,500
                                                                                        ----------
               ELECTRIC UTILITY -- 1.4%
  750,000      Dominion Capital, Sr. Note,
               7.830% 12/01/27 .......................   Baa1            BBB+              786,494
                                                                                        ----------
               ENERGY -- 4.7%
  800,000      Barrett Resources Corporation, Notes,
               7.550% 02/01/07 .......................   Ba1             BB+               837,140
  700,000      Occidental Petroleum Corporation, Sr.
               Deb., 10.125% 09/15/09 ................   Baa2            BBB               898,073
  800,000      PDV America Inc.,
               7.875% 0/8/01/03 ......................   Baa3            BB-               835,257
                                                                                        ----------
               Total Energy:                                                             2,570,470
                                                                                        ----------
                                  See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1998 (unaudited)


                                                            Moody's         S&P
  Principal                                                 Rating          Rating           Market
   Amount                                                   (Unaudited)     (Unaudited)       Value
               FINANCIAL\BROKERAGE -- 3.3%
$ 775,000      Morgan Stanley Finance plc,
               8.030% 02/28/17 ..........................   A2              A-             $  876,570
  835,000      Paine Webber Group, Inc., Notes,
               7.625% 00/00/00 ..........................   Baa1            BBB+              903,918
                                                                                           ----------
               Total Financial\Brokerage:                                                   1,780,488
                                                                                           ----------
               GAS -- 2%
1,000,000      Louis Dreyfus Natural Gas Corporation,
               Sr. Sub note, 9.250% 06/15/04 ............   Ba3             BB+             1,110,661
                                                                                           ----------
               HEALTH CARE -- 3.5%
  600,000      Genesis Health Ventures Inc.,
               9.250% 10/01/06 ..........................   B2              B-                606,000
  500,000      Quorum Health Group, Inc.,
               8.750% 00/00/00 ..........................   Ba3             BB-               515,000
  750,000      Tenet Healthcare Corporation:
               Sr. Notes, 8.000% 01/15/05 ...............   BA1             BB                776,250
                                                                                           ----------
               Total Health Care:                                                           1,897,250
                                                                                           ----------
               INDUSTRIAL -- 11.1%
  325,000      Alaris Medical Systems
               9.750% 12/1/06 ...........................   B3              B-                333,125
  665,000      Auburn Hills Trust Certificates, Deb.,
               12.000% 05/01/20 .........................   A3              A               1,093,915
  500,000      Beckman Instruments
               7.050% 6/1/26 ............................   Ba1             NR                503,860
  500,000      Coltec Industries
               7.500% 4/15/08 ...........................   Ba2             BB                495,000
  500,000      Enterprise Rent A Car
               6.625% 2/15/05 ...........................   Baa2            BBB               502,045
  500,000      Fisher Scientific International, Sr. Note,
               7.125% 12/15/05 ..........................   B1              B+                481,781
  650,000      Owens Illinois
               7.150% 5/15/05 ...........................   Ba1             BB+               655,624
  525,000      Raytheon Co.
               7.375% 07/15/25 ..........................   Baa1            BB-               548,438
                                   See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1998 (unaudited)


                                                         Moody's         S&P
  Principal                                              Rating          Rating           Market
   Amount                                                (Unaudited)     (Unaudited)       Value
               INDUSTRIAL -- 11.1% -- (continued)
$ 600,000      USA Waste Services, Inc.,
               7.125% 12/15/17 .......................   Baa3            BBB            $  619,676
  750,000      Zurich Capital Trust
               8.376% 06/01/37 .......................   Aa2             AA                832,514
                                                                                        ----------
               Total Industrial:                                                         6,065,978
                                                                                        ----------
               INSURANCE -- 3.6%
  750,000      Conseco Inc., Sr. Note,
               8.796% 04/01/27 .......................   Ba2             BBB-              852,098
1,000,000      Leucadia National Corporation, Sr. Sub.
               Note, 8.250% 06/15/05 .................   Ba1             BBB             1,088,198
                                                                                        ----------
               Total Insurance:                                                          1,940,296
                                                                                        ----------
               MEDIA AND CABLE -- 9.1%
  700,000      Jones Intercable, Inc., Sr. Note,
               9.625% 03/15/02 .......................   Ba2             BB                754,250
  750,000      Primedia Inc.
               7.625% 04/01/08 .......................   Ba3             BB-               729,375
1,000,000      Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07 ......................   Ba3             BB+             1,110,000
1,025,000      Time Warner Incorporated
               9.125% ................................   Baa3            BBB-            1,237,688
1,000,000      Viacom Inc., Sr. Note,
               7.750% 06/01/05 .......................   Ba2             BB+             1,069,804
                                                                                        ----------
               Total Media and Cable:                                                    4,901,117
                                                                                        ----------
               PAPER & FOREST PRODUCTS -- 1.7%
  750,000      Georgia-Pacific,
               9.500% 12/01/11 .......................   Baa2            BBB-              933,117
                                                                                        ----------
               PUBLISHING -- 1.6%
  750,000      News America Holdings Inc., Sr. Deb.,
               10.250% 10/15/12 ......................   Baa3            BBB               880,691
                                                                                        ----------
                                  See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1998 (unaudited)


                                                            Moody's         S&P
  Principal                                                 Rating          Rating            Market
    Amount                                                  (Unaudited)     (Unaudited)       Value
                TELECOMMUNICATIONS -- 3.7%
 $1,000,000     GTE Corporation., Sr. Deb.,
                7.900% 02/01/27 .........................   Baa1            A              $ 1,067,366
    650,000     Martin Marietta Technology
                7.750% 04/15/23 .........................   A3              BBB+               692,825
    250,000     Paramount Communications
                7.500% 07/15/23 .........................   Ba2             BB+                250,076
                                                                                           -----------
                Total Telecommunications:                                                    2,010,267
                                                                                           -----------
                TRANSPORTATION -- 1.8%
    750,000     Federal Express Corporation, Note,
                9.650% 06/15/12 .........................   Baa2            BBB                979,288
                                                                                           -----------
                Total Corporate Bonds and Notes:
                (Cost $32,222,299).......................                                   33,109,225
                                                                                           ===========
                MUNICIPAL BONDS -- 1.2%
    650,000     Massachusetts State Port Authority
                6.350% 07/01/07 (Cost $647,316)..........   Aa3             AA-                658,884
                                                                                           -----------
                FOREIGN BONDS AND NOTES -- 0.9%
    525,000     United Mexican States
                8.625% 03/12/08 (Cost $524,850)..........   Ba2             BB                 507,938
                                                                                           -----------

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1998 (unaudited)


   Principal                                                                       Market
    Amount                                                                         Value
MORTGAGE-BACKED SECURITIES -- 14.5%
                 GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION CERTIFICATES -- 3.5%
 $ 1,173,476     8.000% 09/15/24 ..............................                $ 1,215,650
     586,967     9.000% 04/15/09 -- 12/15/16 ..................                    628,055
      81,119     9.500% 07/15/09 ..............................                     87,583
                                                                               -----------
                 Total:                                                          1,931,288
                                                                               -----------
                 FEDERAL HOME LOAN MORTGAGE
                 CERTIFICATES -- 0.1%
      65,869     9.250% 08/01/08 ..............................                     69,770
                                                                               -----------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION
                 CERTIFICATES -- 10.9%
   3,496,396     6.500% 07/01/11 -- 05/01/27 ..................                  3,458,177
   1,696,172     7.000% 06/01/11 -- 04/01/27 ..................                  1,702,537
     262,000     8.000% 01/01/28 ..............................                    261,212
     178,833     9.000% 05/01/27 ..............................                    188,645
     295,491     9.250% 09/01/10 ..............................                    311,767
                                                                               -----------
                 Total:                                                          5,922,338
                                                                               -----------
                 Total Mortgage-Backed Securities:
                 (Cost $7,517,983).............................                  7,923,396
                                                                               ===========
                 TREASURY BONDS AND NOTES --
                 21% United States Treasury Bonds:
   7,700,000     12.000% due 08/15/13
                 (Cost $11,271,748)............................                 11,434,500
                                                                               -----------
                 TOTAL INVESTMENTS (Cost 52,184,195) ..........       98.4%     53,633,943
                 OTHER ASSETS AND LIABILITIES (Net) ...........        1.6%        851,034
                                                                     -----     -----------
                 NET ASSETS ...................................      100.0%    $54,484,977
                                                                     =====     ===========

----------
*  Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998


ASSETS:
  Investment in securities, at value (Note 1) .........................................    $ 53,633,943
  Interest receivable .................................................................       1,003,858
  Prepaid expenses and other assets ...................................................          16,592
                                                                                           ------------
      Total assets ....................................................................      54,654,393
                                                                                           ------------
LIABILITIES:
  Due to custodian bank ...............................................................          97,886
  Management and advisory fees payable (Note 4) .......................................          25,341
  Accrued expenses ....................................................................          46,189
                                                                                           ------------
      Total Liabilities ...............................................................         169,416
                                                                                           ------------
NET ASSETS (equivalent to $16.20 per share based on 3,363,512 shares of capital stock
  outstanding) ........................................................................    $ 54,484,977
                                                                                           ============
Investments, at cost ..................................................................    $ 52,184,195
                                                                                           ============
                             NET ASSETS CONSIST OF:
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)........................    $  3,363,512
  Paid-in capital .....................................................................      51,162,365
  Undistributed net investment income (Note 1 ) .......................................          88,150
  Accumulated net realized loss on investments (Note 3) ...............................      (1,578,798)
  Net unrealized appreciation of investments ..........................................       1,449,748
                                                                                           ------------
NET ASSETS ............................................................................    $ 54,484,977
                                                                                           ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                            STATEMENT OF OPERATIONS
                 For the Period Ended June 30, 1998 (unaudited)


INVESTMENT INCOME:
 Interest .........................................................                 $2,121,354
                                                                                    ----------
EXPENSES:
 Management and investment advisory (Note 4) ......................    158,391
 Transfer agent ...................................................     30,649
 Director .........................................................     12,397
 Legal and audit ..................................................     15,050
 Custody (Note 4) .................................................      6,518
 Printing .........................................................     13,215
 New York Stock Exchange Annual Registration ......................      8,074
 Miscellaneous ....................................................      9,329
                                                                       -------
   Total expenses .................................................    253,623
 Fees reduced by credit allowed by custodian (Note 4) .............     (2,777)
                                                                       -------
   Net expenses ...................................................    250,846
                                                                       -------
NET INVESTMENT INCOME .............................................                  1,870,508
                                                                                    ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS (Note 2):
 Net realized gain on investments during period ...................                     61,593
 Net unrealized appreciation of investments during period .........                    235,551
                                                                                    ----------
 Net realized and unrealized gain on investments ..................                    297,144
                                                                                    ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................                 $2,167,652
                                                                                    ==========

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                  Period
                                                                                  Ended              Year
                                                                                 6/30/98            Ended
                                                                               (unaudited)         12/31/97
                                                                             ---------------   ---------------
  Net investment income ..................................................    $  1,870,508      $  3,827,095
  Net realized gain on investments .......................................          61,593            26,332
  Change in unrealized appreciation of investments .......................         235,551           651,852
                                                                              ------------      ------------
  Net increase in net assets resulting from investment operations ........       2,167,652         4,505,279
  Dividends to shareholders from investment income .......................      (1,870,508)       (3,827,095)
  Distributions to shareholders in excess of net investment income .......         (13,066)           (7,326)
                                                                              ------------      ------------
  Net decrease in net assets .............................................         284,078           670,858
NET ASSETS:
  Beginning of period ....................................................      54,200,899        53,530,041
                                                                              ------------      ------------
  End of period ..........................................................    $ 54,484,977      $ 54,200,899
                                                                              ============      ============
  Undistributed net investment income at end of period ...................    $     88,150      $    101,216
                                                                              ============      ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period:



                                                  Period
                                                   Ended           Year          Year          Year          Year
                                                  6/30/98         Ended         Ended         Ended         Ended
                                                (unaudited)      12/31/97        1996          1995          1994
                                             ---------------- ------------- ------------- ------------- -------------
Per Share Operating Performance
Net asset value at beginning of year .......    $  16.11       $   15.91      $   16.79     $  15.20      $ 16.92
 Net investment income .....................        0.56            1.18           1.23         1.35         1.44
 Net realized and unrealized gain/(loss)
  on investment transactions ...............        0.09            0.16         ( 0.84)        1.61         ( 1.71)
                                                --------       ---------      ---------     --------      ---------
 Total from investment operations ..........        0.65            1.34           0.39         2.96         ( 0.27)
Less distributions
 Dividends from net investment
  income....................................       ( 0.56)        ( 1.14)        ( 1.23)       ( 1.34)       ( 1.45)
 Dividends in excess of net investment
  income....................................       ( 0.00)(a)         --(a)      ( 0.04)       ( 0.03)           --
                                                ---------      ---------      ---------     ---------     ---------
 Total distributions .......................       ( 0.56)        ( 1.14)        ( 1.27)       ( 1.37)       ( 1.45)
                                                ---------      ---------      ---------     ---------     ---------
Net asset value at end of period ...........    $  16.20       $   16.11      $   15.91     $  16.79      $ 15.20
                                                =========      =========      =========     =========     =========
Per share market value, end of period ......    $  14.625      $  14.875      $  14.375     $  16.125     $ 14.875
Total Return:
 Per share market value ....................        2.89  %       11.03  %        -3.32%       17.61  %      -11.09%
Ratios and Supplemental Data
 Net assets, end of period or year
  (millions) ...............................    $  54,485      $  54,201      $  53,658     $  56,109     $  50,250
 Ratio of net operating expenses to
  average net assets (%) ...................        0.93  %+       0.94  %        0.89  %       0.86  %       0.92  %
 Ratio of operating expense before fees
  paid indirectly ..........................        0.94  %+       0.95  %        0.90  %       0.89  %          --
 Ratio of net investment income to
  average net assets (%) ...................        6.95  %+       7.18  %        7.73  %       8.07  %       8.76  %
 Portfolio turnover rate (%) ...............       48.34  %      199.52  %      166.30  %      48.75  %      28.28  %



                                                  Year          Year          Year          Year          Year          Year
                                                 Ended         Ended         Ended         Ended         Ended         Ended
                                                  1993          1992          1991          1990          1989          1988
                                             ------------- ------------- ------------- ------------- ------------- -------------
Per Share Operating Performance
Net asset value at beginning of year .......   $  16.08      $  16.03      $  14.88      $  15.99      $  15.99      $ 16.07
 Net investment income .....................       1.48          1.50          1.54          1.57          1.64         1.61
 Net realized and unrealized gain/(loss)
  on investment transactions ...............       0.83          0.05          1.17         ( 1.11)       ( 0.01)       ( 0.07)
                                               --------      --------      --------      ---------     ---------     ---------
 Total from investment operations ..........       2.31          1.55          2.71          0.46          1.63         1.54
Less distributions
 Dividends from net investment
  income....................................      ( 1.47)       ( 1.50)       ( 1.56)       ( 1.57)       ( 1.63)       ( 1.62)
 Dividends in excess of net investment
  income....................................          --            --            --            --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ---------
 Total distributions .......................      ( 1.47)       ( 1.50)       ( 1.56)       ( 1.57)       ( 1.63)       ( 1.62)
                                               ---------     ---------     ---------     ---------     ---------     ---------
Net asset value at end of period ...........   $  16.92      $  16.08      $  16.03      $  14.88      $  15.99      $ 15.99
                                               =========     =========     =========     =========     =========     =========
Per share market value, end of period ......   $  18.000     $  18.000     $  17.500     $  14.875     $  15.250     $ 15.000
Total Return:
 Per share market value ....................       8.40  %      12.48  %      29.57  %       7.63  %      12.11  %       -2.45%
Ratios and Supplemental Data
 Net assets, end of period or year
  (millions) ...............................   $  55,311     $  51,871     $  50,964     $  46,559     $  49,665     $  49,518
 Ratio of net operating expenses to
  average net assets (%) ...................       0.90  %       0.97  %       0.99  %       1.01  %       0.97  %       1.01  %
 Ratio of operating expense before fees
  paid indirectly ..........................          --            --            --            --            --            --
 Ratio of net investment income to
  average net assets (%) ...................       8.83  %       9.29  %       9.93  %      10.34  %      10.15  %       9.91  %
 Portfolio turnover rate (%) ...............      35.87  %      32.35  %      27.17  %      24.58  %      33.49  %      58.57  %

     + Annualized


     (a) Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.

                   NOTES TO FINANCIAL STATEMENTS (unaudited)

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.


1. SIGNIFICANT ACCOUNTING POLICIES:

   A summary of significant accounting policies followed by the Company, in preparation of its financial statements, follows. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
   Actual results may differ from those estimates.

   Security Valuation: The Company's portfolio securities listed on an exchange are valued at the closing sales price taken from the exchange on which the security is primarily traded, or the last sales price on a national securities market. Securities traded in only the over-the-counter market are valued on the basis of the closing bid price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Short-term investments that have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Restricted securities and other assets are valued by or under the direction of the Company's Board of Directors.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by the Company's investment adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by the Company's investment adviser to be of investment quality comparable to securities which may be purchased under item (i) above; and (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   Dividends & Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains (including net short-term capital gains) are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to the treatment of market discount. Reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1997, the Company reclassified $138,542 to increase undistributed net investment income, $180,716 to increase accumulated net realized loss on investments and $42,174 to increase capital surplus.

   Federal Income Tax: It is the Company's policy to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is applicable.

                       HATTERAS INCOME SECURITIES, INC.

2. PURCHASES AND SALES OF SECURITIES:

   Net realized gains or losses from investment transactions during the period have been computed using the first-in, first-out method of determining the cost of securities sold or matured. Purchases and sales (including maturities) of securities during the six-month period ended June 30, 1998 are summarized as follows:



                                                                            Sales and
                                                            Purchases       Maturities
                                                          -------------   -------------
     Corporate Bonds ..................................   $ 4,243,280     $ 4,596,491
     U.S. Government and Agencies (Long-term) .........     7,774,770      10,929,923
     Foreign Bonds ....................................       827,423               0
                                                          -----------     -----------
          Total .......................................   $12,845,473     $15,526,414
                                                          ===========     ===========

   At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,449,748 of which $1,679,689 related to appreciated securities and $229,941 related to depreciated securities. The aggregate cost of investment securities owned for Federal income tax purposes was $52,184,195.


3. CAPITAL LOSS CARRYFORWARD:

   At December 31, 1997 approximately $1,603,400 was available to offset future capital gains of which $181,110 expires in 1998, $822,917 expires in 1999, $47,580 expires in 2000, $476,575 expires in 2002 and $75,218 expires in
   2005. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.


4.  MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY
    TRANSACTIONS:

   The Company has entered into an investment advisory agreement ("Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI an annual fee equal to the sum of
   (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of a year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the six-month period ended June 30, 1998.

   The Company and NBAI have entered into a sub-advisory agreement ("Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a sub-advisory fee equal to an annual rate of 0.15% of the Company's average weekly net assets.

   NationsBank of Texas, N.A. ("NationsBank of Texas") served as the custodian of the Company's assets up to May 6, 1998. On that date, NationsBank of Texas merged into NationsBank, and NationsBank began serving as the custodian of the Company's assets. For the six month period ending June 30, 1998, NationsBank

                       HATTERAS INCOME SECURITIES, INC.


            NOTES TO FINANCIAL STATEMENTS (unaudited) -- (Continued) of Texas and NationsBank received $3,333 for its services. The Bank of New York ("BONY") serves as sub-custodian for the Company. The Company earns a credit on daily cash balances held at BONY. The earnings credit is applied to the monthly custody fee. For the period ended June 30, 1998, the earnings credit was $2,777.

   ChaseMellon Shareholder Services ("ChaseMellon") serves as transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of NationsBank, NBAI, TradeStreet, BONY, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays the Chairman an annual fee of $11,000 and each other director an annual fee of $7,000.

                   Annual Meeting of Stockholders (Unaudited)

     On April 24, 1998, the Company held its Annual Meeting of Shareholders. At the Annual Meeting the following directors were elected by the following votes:
(i) A. Max Walker: 2,784,200 For, 37,737 Against; (ii) Thomas F. Keller:
2,784,200 For, 38,737 Against, (iii) William H. Grigg: 2,784,200 For, 38,737
Against. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998, was ratified by the following votes: 2,778,186 For, 19,320 Against, 25,431 Abstaining.

                        HATTERAS INCOME SECURITIES, INC.

                          DIVIDEND REINVESTMENT PLAN


Dividend Reinvestment Plan

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.


Participation

     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.


Pricing of Dividends and Distributions

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the New York Stock Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.


No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.


Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BOARD OF DIRECTORS

A. MAX WALKER, Chairman
     Financial Consultant


WILLIAM H. GRIGG
     Chairman Emeritus,
     Duke Power Company


THOMAS F. KELLER
     Retired Dean,
     Fuqua School of Business,
     Duke University


FUND OFFICERS

ROBERT H. GORDON
     President


EDWARD D. BEDARD
     Chief Financial Officer


ROBERT B. CARROLL
     Secretary


ANDREW R. PETRUSKI
     Assistant Treasurer


MARK S. AHNRUD, CFA
     Assistant Secretary and
     Portfolio Manager

OFFICE OF THE COMPANY
Hatteras Income Securities, Inc.
One NationsBank Plaza -- NC1-002-33-31
101 S. Tryon Street
Charlotte, North Carolina 28255


INVESTMENT ADVISER
NationsBanc Advisors, Inc.
One NationsBank Plaza
101 S. Tryon Street
Charlotte, North Carolina 28255


INVESTMENT SUB-ADVISER
TradeStreet Investment Associates, Inc.
One NationsBank Plaza
101 S. Tryon Street
Charlotte, North Carolina 28255


FUND COUNSEL
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Suite 5500
Washington, D.C. 20006


CUSTODIAN
NationsBank, N.A.
1401 Elm Street -- 11th Floor
Dallas, TX 75202


SUB-CUSTODIAN
The Bank of New York
90 Washington St.
New York, NY 10286


TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street 15th Floor
New York, NY 10001


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110